UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 26, 2026
Cycurion, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Boro Place, Suite 420C McLean, Virginia (Address of principal executive offices)	22102 (Zip Code)
Registrant’s telephone number, including area code: (888) 341-6680
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $345.00 per share	CYCUW	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On February 26, 2026, Cycurion, Inc. (“Cycurion” or the “Company”) issued a press release announcing that the Company adjourned its special meeting of stockholders (the “Special Meeting”) until Thursday, March 19, 2026 at 12:00 p.m. Eastern Time in order to provide Cycurion stockholders with additional time to cast their votes. The Special Meeting was originally scheduled for February 26, 2026; however, the number of votes cast was less than the number of shares required to constitute a quorum for the Special Meeting.

The purpose of the Special Meeting is for Cycurion stockholders to, among other things, approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 3,314,920 shares of the Company’s common stock upon the exercise of certain common stock purchase warrants issued in connection with our private placement that closed on December 5, 2025, that may be equal to or exceed 20% of our outstanding shares of common stock immediately prior to such offering. The proposals to be voted on by the Cycurion stockholders at the adjourned Special Meeting are more fully described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on February 2, 2026.

The record date for the Special Meeting remains January 21, 2026 and will apply to the reconvened Special Meeting on March 19, 2026. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting unless properly revoked. Stockholders who have previously submitted their proxy or otherwise voted need not take any action. For stockholders who have not yet cast their votes, Cycurion encourages them to vote their shares now. Instructions for how to vote by proxy at the meeting, even if a stockholder is unable to attend the meeting, are included in the definitive proxy statement. For more information on how to vote, please contact Cycurion’s proxy solicitor, D.F. King & Co., Inc.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d)Exhibits:

Exhibit No.	Description
99.1	Press Release dated February 26, 2026
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date:	February 27, 2026	By:	/s/ L. Kevin Kelly
		Name:	L. Kevin Kelly
		Title:	Chief Executive Officer
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